                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               UJB FINANCIAL CORP.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                               UJB FINANCIAL CORP.
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- --------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: $125.00

    (2) Form, Schedule or Registration Statement No.: PRE 14A

    (3) Filing Party:  UJB Financial Corp.

    (4) Date Filed:  February 22, 1994

Notes:

                              UJB FINANCIAL CORP.

                            INSTRUCTIONS FOR CALLERS



Section I:     Instructions for calls to unvoted shareholders

               Begin on page 2


Section II:    Instructions for calls to shareholders who voted
               AGAINST Proposal NO. 2 and/or
               FOR Proposals 4 and/or 5

               Begin on page 10


Section III: Instructions for leaving a message on an answering machine

                         CALLS TO UNVOTED SHAREHOLDERS


INTRODUCE YOURSELF, STATE REASON FOR CALL.

                    Hello, Mr./Mrs.         .
                    My name is         .
                    I am a (Title) at (Name of UJB Entity).
                    I am calling in connection with the April 25, 1994 Annual Meeting of Shareholders of UJB Financial Corp.

                    Have you received the UJB proxy material dated March 11, 1994?

                                       IF YES, GO TO PAGE 5.

                                       If NO, continue below.


SHAREHOLDER HAS NOT RECEIVED PROXY MATERIAL:

CONFIRM CURRENT ADDRESS.

                    Is this your correct address (read shareholder's address)?

IF SHAREHOLDER HAS NEW ADDRESS, RECORD NEW ADDRESS ON YOUR REPORTING FORM.

                    I have updated our records for future mailings to you.

AFTER CONFIRMING ADDRESS OR RECORDING NEW ADDRESS, INFORM SHAREHOLDER THAT NEW SET OF MATERIALS WILL BE MAILED PROMPTLY.

                    I will make sure you promptly receive a new proxy.

ASK SHAREHOLDER TO REVIEW MATERIALS AND VOTE SHARES AS BOARD RECOMMENDS BY SIGNING, DATING AND MAILING PROXY CARD.

                    When you receive the materials, please read them carefully. Your vote is important and we hope you will support your Board of Directors and vote as they have recommended. Please note that it is important you sign and date the proxy card
                                                  -------------
                    to cast your vote by mail. A postage-paid return envelope will be enclosed. The card must be signed in the same manner as the stock is registered, as noted on the card.

EXPLAIN THAT YOU WILL CALL BACK TO ENSURE THE NEW MATERIALS WERE RECEIVED AND TO ANSWER ANY QUESTIONS.

                    I will call you back in a few days to check that the new materials arrived. If you have any questions at that time, I will be pleased to discuss them with you.

REMIND SHAREHOLDER THERE ARE ONLY ___ DAYS UNTIL THE MEETING.

                    The annual meeting is coming up on April 25, which is only ___ days away. So please vote and mail your proxy as soon as it arrives. Your vote is important.

ASK SHAREHOLDER IF HE/SHE PLANS TO ATTEND THE MEETING.

                    The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you plan to attend so that we will know how many shareholders to anticipate.
                    Do you think you will be attending?

                    If you do attend the meeting, you may vote in person. However, even if you plan to attend, it is important to vote by proxy just in case your plans change.

IF THE SHAREHOLDER PLANS TO ATTEND, MARK YOUR REPORTING FORM.

GIVE SHAREHOLDER YOUR PHONE NUMBER SHOULD THERE BE A NEED TO CALL. THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 25.

                    My name is        and
                    my phone number is       .

                    Thank you very much for your time.


                               (END PHONE CALL.)

SHAREHOLDER HAS RECEIVED PROXY MATERIAL:

ASK IF SHAREHOLDER HAS REVIEWED THE MATERIAL.

                    Have you had an opportunity to review the material?

                                         IF YES, GO TO PAGE 7.

                                         IF NO, CONTINUE BELOW.


SHAREHOLDER HAS NOT REVIEWED THE MATERIAL:
- ----------------

ASK SHAREHOLDER TO REVIEW MATERIAL AT EARLIEST CONVENIENCE AND VOTE SHARES AS BOARD RECOMMENDS BY SIGNING, DATING AND MAILING PROXY CARD.

                    Please review the materials as soon as possible. Your vote is important, and we hope you will support your Board of Directors and vote as they have recommended. Please note that it is important that you sign and date the proxy card
                                                  -------------
                    to cast your vote by mail.    The card must be signed in the
                    same manner as the stock is registered, as noted on the card. A postage-paid return envelope is enclosed with the materials.

REMIND SHAREHOLDER THERE ARE ONLY ___ DAYS UNTIL THE MEETING.

                    The annual meeting is coming up on April 25, which is only ___ days away. So please vote as soon as possible.

ASK SHAREHOLDER IF HE/SHE PLANS TO ATTEND THE MEETING.

                    The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you plan to attend so that we will know how many shareholders to anticipate.
                    Do you think you will be attending?

                    If you do attend the meeting, you may vote in person. However, even if you plan to attend, it is important to vote by proxy just in case your plans change.

IF THE SHAREHOLDER PLANS TO ATTEND, MARK YOUR REPORTING FORM.

GIVE SHAREHOLDER YOUR PHONE NUMBER IF HE/SHE NEEDS TO CALL. THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 25.

                    My name is        and
                    my phone number is       .

                    Thank you very much for your time.


                               (END PHONE CALL.)

SHAREHOLDER HAS REVIEWED THE MATERIAL:

ASK IF THERE ANY QUESTIONS.

                    Do you have any questions?

                                         IF YES, GO TO PAGE 12
                                         (INCREASED COMMON STOCK)
                                         pAGE 16 (CUMULATIVE
                                         VOTING) AND/OR PAGE 19
                                         (CONFIDENTIAL VOTING).

                                         IF NO, CONTINUE BELOW.


SHAREHOLDER HAS NO QUESTIONS:
- -------------------

ASK IF HE/SHE HAS MAILED THE PROXY CARD.

                    Have you mailed your proxy card supporting management?

                                         IF YES, CONTINUE BELOW.

                                         IF DID NOT MAIL CARD,
                                         GO TO PAGE 8

                                         IF MAILED CARD
                                         BUT DID NOT SUPPORT MANAGEMENT, GO TO
                                         PAGE 9

THANK SHAREHOLDER FOR HIS/HER VOTE.

                    Thank you very much for your support of the Board's position.


                               (END PHONE CALL.)

SHAREHOLDER HAS NOT MAILED PROXY:

ASK SHAREHOLDER TO VOTE HIS/HER SHARES AS BOARD RECOMMENDs BY SIGNING, DATING AND MAILING PROXY CARD.

                    Your vote is important, and we hope you will take a moment and support your Board of Directors by voting as they have recommended. Please note that it is important that you sign
                                                                            ----
                    and date the proxy card to cast your vote by mail.    You
                    --------
                    must sign the card in the same manner as the stock is registered, as noted on the card. A postage-paid return envelope is enclosed with the materials.

REMIND SHAREHOLDER THERE ARE ONLY ___ DAYS UNTIL MEETING.

                    The annual meeting is coming up on April 25, which is only ___ days away. So please vote and mail your proxy as quickly as possible.

ASK SHAREHOLDER IF HE/SHE PLANS TO ATTEND THE MEETING.

                    The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you think you will attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                    You may vote in person at the meeting. But even if you plan to attend, it is important to vote by proxy just in case your plans change.

IF THE SHAREHOLDER PLANS TO ATTEND, MARK YOUR REPORTING FORM.

GIVE SHAREHOLDER YOUR PHONE NUMBER IF HE/SHE NEEDS TO CALL. THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me tell you how to reach me if you have questions prior to the meeting on April 25.

                    My name is      and my phone number is     . Thank you very
                    much for your time.

                               (END PHONE CALL.)

SHAREHOLDER HAS VOTED AGAINST MANAGEMENT:


ASK THE SHAREHOLDER WHY.


                    Would you be willing to discuss why you voted against the Board's recommendation?

                                         IF YES, GO TO PAGE 12
                                         (INCREASED COMMON STOCK)
                                         PAGE 16 (CUMULATIVE
                                         VOTING) AND/OR PAGE 19
                                         (CONFIDENTIAL VOTING).
                                         DEPENDING ON WHICH
                                         PROPOSAL(S) SHARE-
                                         HOLDER OPPOSES

                                         IF NO, CONTINUE IMMEDIATELY BELOW.



SHAREHOLDER DOES NOT WISH TO DISCUSS:


LEAVE YOUR NAME AND NUMBER AND THANK THE SHAREHOLDER FOR HIS/HER TIME.

                    Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 25.

                    My name is        and
                    my phone number is       .

                    Thank you very much for your time.


                               (END PHONE CALL.)

                        CALLS TO AND/OR DISCUSSIONS WITH
                   SHAREHOLDERS WHO VOTED AGAINST MANAGEMENT


Note: This section serves both for discussions with unvoted shareholders who, when reached by phone, have questions or express intent to vote against management, and for calls to shareholders whose have voted against management in proxies already received. With unvoted shareholders, skip to appropriate page(s) as indicated at bottom of next page. With shareholders whose proxies
                                  -----
have been received, begin immediately below.



                    Hello, Mr./Mrs.         .  My name is                 .  I
                    am a (Title) at (Name of UJB Entity). I am calling in connection with the April 25, 1994 Annual Meeting of Shareholders of UJB Financial Corp.


INFORM SHAREHOLDER WE RECEIVED PROXY VOTING AGAINST BOARD'S RECOMMENDATION(S).

                    We have received your proxy card with regard to the upcoming meeting. I note that you voted against recommendations of the Board on proposal(s) ___, ___ and ___.


ASK WHY SHAREHOLDER VOTED AGAINST BOARD'S RECOMMENDATION(S)

                    May I ask what led you to vote against the Board's recommendation(s)?

                                         IF NO, CONTINUE AT TOP
                                         OF NEXT PAGE.

                                         IF YES, SKIP TO BOTTOM OF NEXT PAGE.

SHAREHOLDER WILL NOT DISCUSS REASONS FOR VOTE:
                 ---

LEAVE YOUR NAME AND NUMBER AND THANK THE SHAREHOLDER FOR HIS/HER TIME.

                    Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 25.

                    My name is        and
                    my phone number is       .

                    Thank you very much for your time.


                               (END PHONE CALL.)




SHAREHOLDER HAS QUESTIONS OR IS WILLING TO DISCUSS REASONS FOR VOTe.

RESPOND TO SHAREHOLDER CONCERNS OR ISSUES BY USING THE PROXY STATEMENT AND THE ATTACHED MATERIALS. (DO NOT GUESS.)

.     MANAGEMENT PROPOSAL ON INCREASING AUTHORIZED COMMON
      STOCK:  GO TO PAGE 12 OF THIS SCRIPT.

.     SHAREHOLDER PROPOSAL ON CUMULATIVE VOTING:  GO TO PAGE 16
      OF THIS SCRIPT.

.     SHAREHOLDER PROPOSAL ON CONFIDENTIAL VOTING:  GO TO PAGE 19  OF THIS
      SCRIPT.

                           DISCUSSION ON PROPOSAL 2:
                        INCREASE AUTHORIZED COMMON STOCK


RESTATE THE PROPOSAL AND THE REASONS FOR THE BOARD'S RECOMMENDATION IN FAVOR OF THE PROPOSAL.

                    Proposal No. 2 asks approval to increase authorized common stock from 65 million shares to 130 million shares through an amendment to the restated certificate of incorporation.

                    Your Board of Directors unanimously recommends a vote FOR approval of the amendment.

                    The reasons why the Board thinks additional common stock should be authorized are presented in detail beginning on page 21 of the proxy statement.

                    This stock -- which would be authorized but not issued immediately -- would be available for stock splits and stock dividends, for acquisitions, for sale to raise new capital, for reserves in connection with employee benefit plans, and
                    for other corporate purposes.   Authorizing it now gives UJB
                    the opportunity to take prompt advantage of market conditions and avoid the expense, delay and possible loss of opportunity involved in calling a special meeting of shareholders to authorize it when it is needed.


IF SHAREHOLDER RAISES A QUESTION ABOUT ANTI-TAKEOVER EFFECT, REFER TO PAGES 22-24 OF THE PROXY STATEMENT.

                    The proposed amendment is not being recommended for its
                                              ---
                    potential anti-takeover effect, nor does the Board of
                    Directors have
                    plans to issue additional shares of common stock for anti-takeover purposes. The Securities & Exchange Commission requires that we provide you with that information in connection with any proposed increase of authorized stock.

IF SHAREHOLDER RAISES A QUESTION ABOUT DILUTION, REFER TO PAGE 24 OF THE PROXY
                                       --------
STATEMENT.

                    Although the Board will issue common stock or convertible securities only when it considers such issuance to be in the best interests of UJB, some dilutive effect on earnings per share, equity and voting rights might result from any such issuance.

ASK THE SHAREHOLDER IF HE/SHE WILL CHANGE HIS/HER VOTE.

                    May I ask if you will change your vote?

                                         IF NO, CONTINUE IMMEDIATELY BELOW.

                                         IF YES, GO TO PAGE 14.


SHAREHOLDER WILL NOT CHANGE VOTE:
- --------------------

LEAVE YOUR NAME AND NUMBER AND THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 25.

                    My name is        and
                    my phone number is       .
                    Thank you very much for your time.

                               (END PHONE CALL.)

SHAREHOLDER WILL CHANGE VOTE.
            ----

TELL SHAREHOLDER YOU WILL SEND NEW CARD AND ASK THAT HE/SHE VOTE IT PROMPTLY.

                    I will make sure you promptly receive a new proxy.

ASK SHAREHOLDER TO SIGN, DATE AND MAIL PROXY CARD.

                    When you receive the materials, please note that it is important that you sign and date the proxy card to cast your
                                       -------------
                    vote by mail. The card must be signed in the same manner as the stock is registered, as noted on the card. A postage-paid return envelope will be enclosed.

EXPLAIN THAT YOU WILL CALL BACK TO MAKE SURE NEW MATERIALS WERE RECEIVED AND TO ANSWER ANY QUESTIONS.

                    I will call you back in a few days to check that the new materials arrived. If you have any questions at that time, I will be pleased to discuss them with you.

REMIND SHAREHOLDER THERE ARE ONLY ___ DAYS UNTIL THE MEETING.

                    The annual meeting is coming up on April 25, which is only ___ days away. So please vote and mail your proxy as soon as it arrives. Your vote is important.

ASK SHAREHOLDER IF HE/SHE PLANS TO ATTEND THE MEETING.

                    The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you think you will attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                    You may vote in person at the meeting. But even if you plan to attend, it is important to vote by proxy just in case your plans change.

IF SHAREHOLDER PLANS TO ATTEND, MARK YOUR REPORTING FORM.

GIVE SHAREHOLDER YOUR PHONE NUMBER IF HE/SHE NEEDS TO CALL. THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me tell you how to reach me if you have questions prior to the meeting on April 25.

                    My name is        and
                    my phone number is       .
                    Thank you very much for your time.


                               (END PHONE CALL.)

                           DISCUSSION ON PROPOSAL 4:
                          --------------------------
                   SHAREHOLDER PROPOSAL ON CUMULATIVE VOTING


RESTATE PROPOSAL AND REASONS FOR THE BOARD'S RECOMMENDATION AGAINST PROPOSAL (PAGES 24-25 IN PROXY STATEMENT).

                    Proposal 4 calls for cumulative voting in the election of directors.

                    The Board of Directors unanimously recommends a vote AGAINST this proposal.

                    The Response of the Board of Directors on page 25 of the proxy statement specifies why the Board is opposed.

                    In short, your Board of Directors urges you to vote against this proposal because it would allow holders of a minority of the Company's shares to elect one or more directors who would be biased toward their special interests instead of serving the best interests of all shareholders.

                    Cumulative voting permits the "stacking" of votes. A single share can deliver multiple votes for one person instead of only one vote under the present system. Cumulative voting is not part of the democratic political process, and the Board of Directors believes that it should not be part of UJB's corporate governing process.

                    Under cumulative voting, you could wind up with several single-interest directors, leading to factionalism, instability, even paralysis of the Board, which would undermine the confidence of UJB's customers. The Board feels that directors who represent all shareholders are the ones best qualified to provide effective leadership for UJB and to protect your investment.

                    UJB does believe that the best board has many independent
                                                                 ------------
                    directors -- which is why nine out of twelve of your Directors are not employees of the company.

                    Last year, the shareholder who submitted this proposal presented it to the shareholders of 28 other companies. It was rejected in every case.


ASK SHAREHOLDER IF HE/SHE WILL CHANGE VOTE.
- -------------------------------------------

                    May I ask if you will change your vote?

                                         IF NO, CONTINUE IMMEDIATELY BELOW.

                                         IF YES, GO TO BOTTOM OF THIS PAGE.


SHAREHOLDER WILL NOT CHANGE VOTE:
- --------------------

LEAVE YOUR NAME AND NUMBER AND THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 25.

                    My name is        and
                    my phone number is       .
                    Thank you very much for your time.


                               (END PHONE CALL.)



SHAREHOLDER WILL CHANGE HIS/HER VOTE.
- ------------------------------------

TELL SHAREHOLDER YOU WILL SEND NEW CARD AND ASK THAT HE/SHE VOTE IT PROMPTLY.

                    I will make sure you receive a new proxy right away.

ASK SHAREHOLDER TO SIGN, DATE AND MAIL PROXY CARD.

                    When you receive the materials, please note that it's important you sign and date the proxy card to vote by mail.
                                  -------------
                    You must sign the same way the stock is registered, as noted on the card. Use the postage-paid return envelope we enclosed.

EXPLAIN THAT YOU WILL CALL BACK TO MAKE SURE NEW MATERIALS WERE RECEIVED AND TO ANSWER ANY QUESTIONS.

                    I will call you back in a few days to check that the new materials arrived. If you have questions at that time, I will be pleased to discuss them with you.

REMIND SHAREHOLDER THERE ARE ONLY ___ DAYS UNTIL THE MEETING.

                    The annual meeting is on April 25, only ___ days away. So please vote and mail your proxy as soon as it arrives. Your vote is important.

ASK SHAREHOLDER IF HE/SHE PLANS TO ATTEND THE MEETING.

                    The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you think you will attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                    You may vote in person at the meeting. But even if you plan to attend, it is important to vote by proxy just in case your plans change.

IF SHAREHOLDER PLANS TO ATTEND, MARK YOUR REPORTING FORM.

GIVE SHAREHOLDER YOUR PHONE NUMBER IF HE/SHE NEEDS TO CALL. THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me tell you how to reach me if you have questions prior to the meeting on April 25.

                    My name is      and my phone number is     .  Thank you very
                    much for your time.

                               (END PHONE CALL.)

                           DISCUSSION ON PROPOSAL 5:
                  SHAREHOLDER PROPOSAL ON CONFIDENTIAL VOTING


RESTATE THE PROPOSAL AND THE REASONS FOR THE BOARD'S RECOMMENDATION AGAINST THE PROPOSAL (PAGES 25-27 IN THE PROXY STATEMENT).

                    Proposal 5 calls for a system of confidential proxy voting whereby all proxies, ballots and voting tabulations would be kept secret and tabulations would be done by independent third parties.

                    Your Board of Directors unanimously recommends a vote AGAINST this proposal.

                    The Response of the Board of Directors on pages 26 and 27 of the proxy statement specifies why the Board is opposed.

                    In short, your Board of Directors believes that confidential voting could result in additional expense without in any way preserving shareholder investment value.

                    The proponent of this proposal claims that confidential voting would protect shareholders against coercion or unfair influence from management. This very conversation refutes the need for such protection. You will recall that I asked you if you would be willing to discuss your vote. Had you told me you did not wish to discuss your vote, I would have thanked you for your time and ended the call.

                    What's more, the opportunity for confidentiality already exists. Shareholders who wish anonymity in voting have the option of keeping their shares in street names through a bank, broker or other nominee.

                    A majority of public companies uses free and open proxy voting for very good reasons. First, many shareholders wish to make their views known to management, and proxy cards are
                    a convenient, cost-free way to do this.   Second, this
                    system gives management an efficient way to encourage participation in the voting, to inform shareholders of errors or deficiencies in their proxy cards so they may be corrected and made valid, and to help assure a legally sufficient and substantial vote.

ASK THE SHAREHOLDER IF HE/SHE WILL CHANGE VOTE.

                    May I ask if you will change your vote?

                                         IF NO, CONTINUE IMMEDIATELY BELOW.

                                         IF YES, GO TO NEXT PAGE
                                         (PAGE 21)


SHAREHOLDER WILL NOT CHANGE VOTE:
- --------------------

LEAVE YOUR NAME AND NUMBER AND THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me give you my name and phone number in case you want to call on any matter prior to the shareholders' meeting April 25.

                    My name is        and
                    my phone number is       .
                    Thank you very much for your time.


                               (END PHONE CALL.)

SHAREHOLDER WILL CHANGE VOTE.
            ----

TELL SHAREHOLDER YOU WILL SEND NEW CARD AND ASK THAT HE/SHE VOTE IT PROMPTLY.

                    I will make sure you promptly receive a new proxy.


ASK SHAREHOLDER TO SIGN, DATE AND MAIL PROXY CARD.

                    When you receive the materials, please note that it is important that you sign and date the proxy card to cast your
                                       -------------
                    vote by mail. The card must be signed in the same manner as the stock is registered, as noted on the card. A postage-paid return envelope will be enclosed.

EXPLAIN THAT YOU WILL CALL BACK TO MAKE SURE NEW MATERIALS WERE RECEIVED AND TO ANSWER ANY QUESTIONS.

                    I will call you back in a few days to check that the new materials arrived. If you have any questions at that time, I will be pleased to discuss them with you.

REMIND SHAREHOLDER THERE ARE ONLY ___ DAYS UNTIL THE MEETING.

                    The annual meeting is coming up on April 25, which is only ___ days away. So please vote and mail your proxy as soon as it arrives. Your vote is important.

ASK SHAREHOLDER IF HE/SHE PLANS TO ATTEND THE MEETING.

                    The proxy card has a box to check if you plan to attend the Annual Meeting. We would like to know if you think you will attend so that we will know how many shareholders to anticipate. Do you think you will be attending?

                    You may vote in person at the meeting. But even if you plan to attend, it is important to vote by proxy just in case your plans change.


IF THE SHAREHOLDER PLANS TO ATTEND, MARK YOUR REPORTING FORM.

GIVE SHAREHOLDER YOUR PHONE NUMBER IF HE/SHE NEEDS TO CALL. THANK SHAREHOLDER FOR HIS/HER TIME.

                    Let me tell you how to reach me if you have questions prior to the meeting on April 25.

                    My name is        and
                    my phone number is       .
                    Thank you very much for your time.


                               (END PHONE CALL.)

                       INSTRUCTIONS FOR LEAVING A MESSAGE
                            ON AN ANSWERING MACHINE



Hello, my name is             .  I am calling from UJB Financial Corp. in
connection with the UJB Annual Meeting on April 25. You should have recently received proxy materials. At your earliest convenience, please review the materials and vote your shares as recommended by the Board of Directors by signing, dating and mailing the proxy card in the envelope provided. The card must be signed in the same manner as the stock is registered, as noted on the card.

If you have any questions regarding the meeting agenda or need assistance in
voting, please call me collect at (    )
to                         PM or after     * PM at (    )           .



* Left to caller's discretion, based on his/her schedule that day.



                                     # # #